Exhibit 10.2

AMENDMENT NO. 1

Dated as of September 23, 2015

to

LOAN AND SECURITY AGREEMENT

Dated as of February 13, 2014

THIS AMENDMENT NO. 1 (“Amendment”) is made as of September 23, 2015 by and among YRC WORLDWIDE INC., a Delaware Corporation (“Parent”), YRC INC., a Delaware Corporation (“YRC”), USF REDDAWAY INC., an Oregon Corporation (“Reddaway”), USF HOLLAND INC., a Michigan Corporation (“Holland”), and NEW PENN MOTOR EXPRESS, INC., a Pennsylvania Corporation (“New Penn”, and together with Parent, YRC, Holland and Reddaway, “Borrowers” and each a “Borrower”), each Guarantor a party hereto, the Lenders a party hereto and RBS CITIZENS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A., as agent for Lenders and Issuing Banks (in such capacity, “Agent”), under that certain Loan and Security Agreement dated as of February 13, 2014 by and among Borrowers, Guarantors party thereto from time to time, the Lenders and Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

WHEREAS, Borrowers and Guarantors have requested that the Lenders and Agent agree to an amendment to the Loan Agreement; and

WHEREAS, the Lenders party hereto and Agent have agreed to such amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantors, the Lenders party hereto and Agent have agreed to enter into this Amendment.

1. Amendments to Loan Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the definition of “Change of Control” in Section 1.1 of the Loan Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were neither (i) nominated or approved by the board of directors of Parent nor (ii) appointed by directors so nominated or approved; or”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) Agent shall have received counterparts of this

Amendment duly executed by each Loan Party, the Required Lenders and Agent and (b) the Administrative Borrower shall have paid all expenses of Agent (including, without limitation, all previously invoiced, reasonable, out-of-pocket expenses of Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses, in each case to the extent reimbursable under the terms of the Loan Agreement)) in connection with this Amendment.

3. Representations and Warranties of the Borrower. Each Borrower and Guarantor party hereto hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and this Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and the Guarantors and are enforceable against Borrowers and Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof, no Default has occurred and is continuing.

4. Reference to and Effect on the Loan Agreement.

(a) Upon the effectiveness hereof, each reference to the Loan Agreement in the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a Loan Document.

(b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Acknowledgements. By executing this Amendment, each of the Loan Parties (a) consents to this Amendment and the performance by Borrowers and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Loan Parties under each of the Security Documents and each of the other Loan Documents to which such Loan Party is a party, are not impaired or affected and each Security Document and each such other Loan Document continues in full force and effect, and (c) affirms and ratifies, to the extent it is a party thereto, each Security Document and each other Loan Document with respect to all of the Obligations as expanded or amended hereby.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC.

By:	/s/ Jamie Pierson
Name:	Jamie Pierson
Title:	Executive Vice President and Chief Financial Officer

EXPRESS LANE SERVICE, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

NEW PENN MOTOR EXPRESS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY EXPRESS INTERNATIONAL, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY NEXT DAY CORPORATION

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY REVERSE LOGISTICS, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President, Finance

Signature Page to Amendment No. 1

YRC Worldwide Inc.

Loan Agreement dated as of February 13, 2014

USF BESTWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF DUGAN INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF GLEN MOORE INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF HOLLAND INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDSTAR LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDDAWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 1

YRC Worldwide Inc.

Loan Agreement dated as of February 13, 2014

YRC ASSOCIATION SOLUTIONS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC INTERNATIONAL INVESTMENTS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC LOGISTICS SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC MORTGAGES, LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC ENTERPRISE SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC REGIONAL TRANSPORTATION, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 1

YRC Worldwide Inc.

Loan Agreement dated as of February 13, 2014

CITIZENS BUSINESS CAPITAL,
a division of Citizens Asset Finance, Inc., a subsidiary of Citizens Bank, N.A., as Agent and Lender

By:	/s/ Don Cmar
Name:	Don Cmar
Title:	Vice President

Signature Page to Amendment No. 1

YRC Worldwide Inc.

Loan Agreement dated as of February 13, 2014

[LENDER – PLEASE INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS PRIOR TO EXECUTION],
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1

YRC Worldwide Inc.

Loan Agreement dated as of February 13, 2014